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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  June 3, 1998
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                        BROWNING-FERRIS INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                       1-6805                 74-1673682
--------------------------------- ------------------------   -------------------
 (State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


757 N. Eldridge, Houston, Texas                                     77079
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number including area code:  (281) 870-8100
                                                  ------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

                 On June 3, 1998, the Board of Directors of Browning-Ferris Industries, Inc. (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new stockholder rights plan. The new plan, like the existing plan, is intended to deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder values.

                 Pursuant to the new Rights Agreement between the Company and First Chicago Trust Company of New York, as Rights Agent (the "1998 Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $.16-2/3 per share of the Company on June 15, 1998. Each of the new Rights will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series B Junior Participating Preferred Stock, without par value, at a price of $125.00 per one one-hundredth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 20% or more of the outstanding stock. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed or extended, on June 15, 2008.

                 The description and terms of the new Rights are set forth in the 1998 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Exhibit
-----------      -------
         4       Rights Agreement, dated as of June 3, 1998, between Browning-Ferris Industries, Inc.
                 and First Chicago Trust Company of New York, which includes as Exhibit B thereto, the
                 Form of Rights Certificate.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BROWNING-FERRIS INDUSTRIES, INC.

                                            By:       /s/ Jeffrey E. Curtiss
                                               ---------------------------------
                                               Name:  Jeffrey E. Curtiss
                                               Title: Senior Vice President and
                                                      Chief Financial Officer




Date:  June 10, 1998





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                               INDEX TO EXHIBITS

      Exhibit No.       Exhibit
      -----------       -------
           4            Rights Agreement, dated as of June 3, 1998, between Browning-Ferris
                        Industries, Inc. and First Chicago Trust Company of New York, which includes as Exhibit B thereto, the Form of Rights Certificate.





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